UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2026

NETLIST, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

111 Academy, Suite 100

Irvine, California 92617

(Address of principal executive offices)

(949) 435-0025

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	NLST	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

Patent Cross License Agreement

On August 4, 2026, Netlist, Inc. (the “Company”) entered into a Patent Cross License Agreement (the “License Agreement”) with Samsung Electronics Co., Ltd., a company existing under the laws of the Republic of Korea (“Samsung”), effective as of July 31, 2026 (the “Effective Date”). Pursuant to the License Agreement, each party grants the other party a worldwide, non-exclusive, non-transferable, non-sublicensable, royalty-bearing (in the case of Samsung as licensee) or royalty-free (in the case of the Company as licensee) licenses to certain patents. In consideration of the license under the Company’s patents, Samsung will pay the Company an upfront license fee of US$239 million (net of Korean withholding taxes, approximately US$200 million to the Company) plus quarterly license fees of up to US$32.9 million (net of such Korean withholding taxes and deductions, up to approximately US$27.5 million per quarter to the Company) for each of the twenty calendar quarters from the Effective Date through the second calendar quarter of 2031, with the amount of each quarterly license fee payment to be calculated in accordance with a revenue-based formula set forth in the License Agreement. These quarterly amounts may be subject to certain adjustments and refund rights of Samsung. The License Agreement has a term of five years.

Settlement Agreement

On August 4, 2026, the Company entered into a Settlement and Release Agreement (the “Settlement Agreement”) effective as of the Effective Date with Samsung. The Settlement Agreement was entered into in settlement of the pending legal proceedings between the Company and Samsung identified therein.

Supply Agreement

On August 4, 2026, the Company entered into a Supply Agreement (the “Supply Agreement”) with Samsung Semiconductor, Inc., a California corporation (“SSI”), and an affiliate of Samsung, effective as of the Effective Date. The Supply Agreement has a term of five years. Pursuant to the Supply Agreement, the Company has the right to purchase from SSI up to US$300 million of DRAM and NAND products each year for an aggregate of up to US$1.5 billion during the term of the Supply Agreement on the pricing terms set forth therein.

ITC Cooperation Agreement

On August 4, 2026, in connection with the Settlement Agreement, the Company also entered into an ITC Cooperation Agreement with Samsung with a term of five years during which time Samsung agreed to produce or provide certain information, documents, or declarations to the Company to use in future ITC actions against third parties.

Securities Purchase and Lock-up and Release Agreements

On August 4, 2026, in connection with and as a condition to the parties’ entry into the Supply Agreement, the Company entered into a Securities Purchase Agreement and a Lock-Up and Release Agreement with SSI. Pursuant to the Securities Purchase Agreement, SSI purchased 10 million shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for an aggregate cash purchase price of $1 million. Pursuant to the Lock-up and Release Agreement, twenty percent of the Shares will be released from the disposition and transfer restrictions set forth therein on each of the first, second, third and fourth anniversaries of the issuance of the Shares, with the remaining Shares released on the fifth anniversary. The issuance of the Shares to SSI will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Company and SSI have agreed that the issuance of the Shares will be accomplished in reliance upon Section 4(a)(2) of the Securities Act. The closing of the transactions contemplated by the Securities Purchase Agreement will occur on or before August 11, 2026.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated benefits, timing, and financial impact of the Settlement Agreement, the License Agreement, the ITC Cooperation Agreement, the Supply Agreement, the Securities Purchase Agreement, and the Lock-Up Agreement, the expected receipt and timing of payments thereunder, and the Company’s ongoing litigation and licensing efforts. These forward-looking statements are based on the Company’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including risks related to the Company’s ability to collect amounts owed to it under the License Agreement and to secure product pursuant to the Supply Agreement, the outcome of the Company’s pending and future litigation with other parties, and other risks described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Current Report on Form 8-K, the disclosures in Item 1.01 of this Current Report on Form 8-K under the headings “Securities Purchase and Lock-Up and Release Agreements” are hereby incorporated by reference.

Item 8.01. Other Events.

Press Release

On August 5, 2026, the Company issued a press release announcing its entry into the Settlement Agreement, the License Agreement, the Supply Agreement, and the Securities Purchase Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release of Netlist, Inc., dated August 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETLIST, INC.

Date: August 5, 2026	By:	/s/ Gail M. Sasaki
Gail M. Sasaki
Executive Vice President and Chief Financial Officer